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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-4 of S3 incorporated of our report dated January 22, 1999 appearing in this Annual Report on Form 10-K for the years ended December 31, 1998 and 1997.


/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Hsinchu, Taiwan R.O.C.
August 13, 1999